                                                                   EXHIBIT 99.01

                             LETTER OF TRANSMITTAL

                                      FOR

                         TENDER OF 9.25% NOTES DUE 2009

                                IN EXCHANGE FOR

                              9.25% NOTES DUE 2009

               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                            CRESCENT FINANCE COMPANY
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

         ON OCTOBER 11, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").


 2009 PRIVATE NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME
                         PRIOR TO THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:
                                 UMB BANK, N.A.

                By Mail:                       By Overnight Courier or by Hand:
             UMB Bank, N.A.                             UMB Bank, N.A.
            c/o HSBC Bank USA                          c/o HSBC Bank USA
           110 William Street                         110 William Street
           New York, NY 10038                         New York, NY 10038

                                 By Facsimile:
                        (For Eligible Institutions Only)

                                 UMB Bank, N.A.
                               c/o HSBC Bank USA
                           Facsimile: (718) 488-4488

                             Confirm by Telephone:

                                 (718) 488-4472

                          In each case, with Copy To:

                                 UMB Bank, N.A.
                            Corporate Trust Division
                                P.O. Box 417015
                           Kansas City, MO 64141-7015
                           Facsimile: (816) 860-3021
                           Telephone: (816) 860-3024

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned hereby acknowledges receipt and review of the Prospectus
dated [      ], 2002 (the "Prospectus") of Crescent Real Estate Equities Limited
Partnership (the "Operating Partnership") and Crescent Finance Company (together with the Operating Partnership, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange the Issuers' 9.25% Notes due 2009 (the "2009 Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Issuers' issued and outstanding 9.25% Notes due 2009 (the "2009 Private Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the holders of the 2009 Private Notes of any extension through a press release or other public announcement thereof prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.


     This Letter of Transmittal is to be used by a Holder of 2009 Private Notes either if original 2009 Private Notes are to be forwarded herewith or if delivery of 2009 Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The exchange offer -- Book-entry transfer." Holders of 2009 Private Notes whose 2009 Private Notes are not immediately available, or who are unable to deliver their 2009 Private Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, may tender their 2009 Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The exchange offer -- Guaranteed delivery procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


     The term "Holder" with respect to the Exchange Offer means any person in whose name 2009 Private Notes are registered on the books of the Operating Partnership or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their 2009 Private Notes must complete this Letter of Transmittal in its entirety. Notwithstanding the foregoing, Holders of 2009 Private Notes eligible to utilize DTC's Automated Tender Offer Program ("ATOP"), who have opted to comply with the ATOP procedures set forth in the Prospectus under the caption "The exchange offer -- Procedures for tendering 2009 Private Notes," need not complete, sign or deliver this Letter of Transmittal.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the 2009 Private Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF 2009 PRIVATE NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE
                                                                            PRINCIPAL
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                            AMOUNT             PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON 2009 PRIVATE NOTES     REGISTERED          REPRESENTED           AMOUNT
            (PLEASE FILL IN, IF BLANK)                  NUMBERS*           BY NOTE(S)          TENDERED**
--------------------------------------------------------------------------------------------------------------
                                                     ------------------------------------------------------

                                                     ------------------------------------------------------

                                                     ------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, any tendering Holder of 2009 Private Notes will be deemed to have tendered the entire aggregate principal amount represented by such 2009 Private Notes. All tenders must be in integral multiples of $1,000.

[ ]  CHECK HERE IF TENDERED 2009 PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED 2009 PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF TENDERED 2009 PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of 2009 Private Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the principal amount of 2009 Private Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of 2009 Private Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuers all right, title and interest in and to the 2009 Private Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the Exchange Offer) with respect to the tendered 2009 Private Notes with full power of substitution to (i) deliver such 2009 Private Notes, or transfer ownership of such 2009 Private Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuers and deliver all accompanying evidences of transfer and authenticity, and (ii) present such 2009 Private Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such 2009 Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the 2009 Private Notes tendered hereby and to acquire the 2009 Exchange Notes issuable upon the exchange of such tendered 2009 Private Notes, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers.

     The undersigned understands that the 2009 Exchange Notes to be received upon consummation of this Exchange Offer will bear interest from April 15, 2002 and hereby waives the right to receive any payment in respect of interest on the 2009 Private Notes tendered hereby accrued from April 15, 2002 to the date of issuance of the 2009 Exchange Notes to be issued in exchange for such 2009 Private Notes.


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of 2009 Exchange Notes. If the undersigned is a broker-dealer that will receive 2009 Exchange Notes for its own account in exchange for 2009 Private Notes, it acknowledges that the 2009 Private Notes were acquired as a result of market-making activities or other trading activities and were not received directly from us.



     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the 2009 Exchange Notes issued in exchange for the 2009 Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act (except as otherwise provided herein), provided that such 2009 Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the 2009 Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such 2009 Exchange Notes. The undersigned hereby further represent(s) to the Issuers that (i) any 2009 Exchange Notes to be acquired in the exchange offer will be acquired in the ordinary course of business of the person receiving such 2009 Exchange Notes, (ii) at the time of the commencement of the exchange offer the holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities
Act) of the 2009 Exchange Notes in violation of the provisions of the Securities Act and (iii) it is not an "affiliate" (within the meaning of Rule 405 under Securities Act) of either of the Issuers.


     If the undersigned or the person receiving the 2009 Exchange Notes is a broker-dealer that is receiving 2009 Exchange Notes for its own account in exchange for 2009 Private Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such 2009 Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the 2009 Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the 2009 Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the Securities Act, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Issuers.

     If the undersigned or the person receiving the 2009 Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Issuers that the undersigned understands and acknowledges that the 2009 Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the 2009 Private Notes tendered hereby, including the transfer of such 2009 Private Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered 2009 Private Notes when, as and if the Issuers give oral or written notice thereof to the Exchange Agent. Any tendered 2009 Private Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the Issuers' acceptance of properly tendered 2009 Private Notes pursuant to the procedures described under the caption "The exchange offer -- Procedures for tendering 2009 Private Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the 2009 Exchange Notes issued in exchange for the 2009 Private Notes accepted for exchange and return any 2009 Private Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the 2009 Exchange Notes issued in exchange for the 2009 Private Notes accepted for exchange and any 2009 Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the 2009 Exchange Notes issued in exchange for the 2009 Private Notes accepted for exchange in the name(s) of, and return any 2009 Private Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any 2009 Private Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the 2009 Private Notes so tendered for exchange.

PLEASE SIGN HERE WHETHER OR NOT 2009 PRIVATE NOTES ARE BEING PHYSICALLY TENDERED
                                     HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

Signature(s):
              ------------------------------------------------------------------

Name(s):
         -----------------------------------------------------------------------
                             (Please Type or Print)

Date:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                ------------------------------------------------
The above lines must be signed by the registered Holder(s) of 2009 Private Notes as name(s) appear(s) on the 2009 Private Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If 2009 Private Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Capacity:
        ------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:                                                                   , 20
      -------------------------------------------------------------------     --

------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       TAXPAYER IDENTIFICATION NO. --
                                  FOR ALL ACCOUNTS
 FORM W-9
                                  Enter your taxpayer identification number in
 DEPARTMENT OF THE TREASURY       the appropriate box.
 INTERNAL REVENUE SERVICE                                                               Social Security No.
                                  For most individuals this is your social        -------------------------------
 PAYOR'S REQUEST FOR              security number. If you do not have a number,
 TAXPAYER IDENTIFICATION NO.      see the enclosed Guidelines.                      Employer Identification No.
                                                                                  -------------------------------
                                  NOTE: If the account is more than one name, see
                                  the chart in the enclosed Guidelines on which
                                  number to give the payor.
------------------------------------------------------------------------------------------------------------------

 CERTIFICATION -- Under the penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTION -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see "Signing the Certification" under "Specific Instructions" in the enclosed Guidelines.)

 SIGNATURE   DATE  _______________________________
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
          OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
              ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING
              CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE
                     FOR THE "TIN" ON SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------------    ----------------------------------------------
Signature                                         Date

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (See Instructions 5 and 6)

To be completed ONLY (i) if 2009 Private Notes in a principal amount not tendered, or 2009 Exchange Notes issued in exchange for 2009 Private Notes accepted for exchange, are to be registered in the name of someone other than the undersigned, or (ii) if 2009 Private Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Register 2009 Exchange Notes and/or 2009 Private Notes as follows:

Name(s):
                             (Please Print or Type)

Address:
                               (Include Zip Code)
                  (Tax Identification or Social Security No.)
                         (Complete Substitute Form W-9)

Credit unexchanged 2009 Private Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
          (Book-Entry Transfer Facility Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 5 and 6)

To be completed ONLY if 2009 Private Notes in a principal amount not tendered, or 2009 Exchange Notes issued in exchange for 2009 Private Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver 2009 Exchange Notes and/or 2009 Private Notes to:

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and 2009 Private Notes or Book-Entry Confirmations. All physically delivered 2009 Private Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of 2009 Private Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered 2009 Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or 2009 Private Notes should be sent to the Issuers.


     2. Guaranteed Delivery Procedures. Holders who wish to tender their 2009 Private Notes and (a) whose 2009 Private Notes are not immediately available, or
(b) who cannot deliver their 2009 Private Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their 2009 Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the 2009 Private Notes, the certificate number(s) of such 2009 Private Notes and the principal amount of 2009 Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, either (x) this Letter of Transmittal (or facsimile hereof) together with the 2009 Private Notes (or a Book-Entry Confirmation) in proper form for transfer and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent or (y) an Agent's Message will be properly transmitted to the Exchange Agent; and (iii) this properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificates for all physically tendered shares of 2009 Private Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal or a properly transmitted Agent's Message, are received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.



     Any Holder of 2009 Private Notes who wishes to tender 2009 Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal.


     See "The exchange offer -- Guaranteed delivery procedures" section of the Prospectus.


     3. Tender by Holder. Only a Holder of 2009 Private Notes may tender such 2009 Private Notes in the Exchange Offer. Any beneficial Holder of 2009 Private Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his 2009 Private Notes, either make appropriate arrangements to register ownership of the 2009 Private Notes in such Holder's name or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership may take considerable time.

     4. Partial Tenders. Tenders of 2009 Private Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any 2009 Private Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the boxes entitled "Description of 2009 Private Notes Tendered" above. The entire principal amount of 2009 Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all 2009 Private Notes is not tendered, then 2009 Private Notes for the principal amount of 2009 Private Notes not tendered and 2009 Exchange Notes issued in exchange for any 2009 Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the 2009 Private Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the 2009 Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the 2009 Private Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the 2009 Private Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of 2009 Private Notes listed and tendered hereby and the 2009 Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of 2009 Private Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered 2009 Private Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the 2009 Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any 2009 Private Notes listed, such 2009 Private Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the 2009 Private Notes.

     If this Letter of Transmittal (or facsimile hereof) or any 2009 Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on 2009 Private Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the 2009 Private Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered 2009 Private Notes) and the issuance of 2009 Exchange Notes (and any 2009 Private Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any 2009 Exchange Notes or 2009 Private Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such 2009 Private Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which 2009 Exchange Notes or substitute 2009 Private Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of 2009 Private Notes pursuant to the Exchange Offer. If, however, 2009 Exchange Notes or 2009 Private Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the 2009 Private Notes tendered hereby, or if tendered 2009 Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of 2009 Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE 2009 PRIVATE NOTES LISTED IN THIS LETTER OF TRANSMITTAL.


     8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance and withdrawal of tendered 2009 Private Notes will be determined by the Operating Partnership, in its sole discretion, which determination will be final and binding. Crescent Real Estate Equities, Ltd., as the general partner of the Operating Partnership (the "General Partner") reserves the right to reject any and all 2009 Private Notes not validly tendered or any 2009 Private Notes the General Partner's acceptance of which would, in the opinion of the General Partner or its counsel, be unlawful. The General Partner also reserves the right to waive any defects, irregularities or conditions of tender as to particular 2009 Private Notes. The General Partner's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Operating Partnership shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 2009 Private Notes must be cured within such time as the Operating Partnership shall determine. Although the Operating Partnership intends to notify holders of defects or irregularities with respect to tenders of 2009 Private Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of 2009 Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any 2009 Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable
following the Expiration Date. ([          ], 2002, unless the Exchange Offer is
extended).


     9. Waiver of Conditions. The Issuers reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of 2009 Private Notes on transmittal of this Letter of Transmittal will be accepted.

     11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any Holder whose 2009 Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


     13. Acceptance of Tendered 2009 Private Notes and Issuance of 2009 Exchange Notes; Return of Private Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange any and all validly tendered 2009 Private Notes as soon as practicable after the Exchange Date and will issue 2009 Exchange Notes therefor as soon as practicable thereafter. For purposes of the 2009 Exchange Offer, the Issuers shall be deemed to have accepted tendered 2009 Private Notes when, as and if the Issuers have given written or oral notice thereof to the Exchange Agent. If any tendered 2009 Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged 2009 Private Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above).


     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The exchange offer -- Withdrawal rights."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE 2009 PRIVATE NOTES WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.